RESTATED SECURED PROMISSORY NOTE


$1,615,000.00                                              Sunnyvale, California
                                                                  March 31, 1994

     FOR VALUE RECEIVED, each of the undersigned (collectively, the "Obligors") promises to pay to Chips and Technologies, Inc., a Delaware corporation ("Chips"), or order, at such place or places as Chips may from time to time designate in writing, the principal sum of $1,615,000.00. Interest shall accrue from September 24, 1993 on the unpaid principal sum at the rate of ten percent (10%) per annum, compounded monthly, but in no event shall the interest rate be greater than the maximum amount which may be charged under applicable law.

     The Obligors shall make payments in four equal installments of $457,314.51 on each of March 31, 1994, September 30, 1994, March 31, 1995 and September 30, 1995. All payments shall be applied first to accrued interest and then to principal. All unpaid principal and interest remaining outstanding shall be due and payable in full on September 30, 1995. At any time from the date hereof, any Obligor may prepay all or any portion of the principal of this note without penalty. This note shall be prepaid to the extent set forth in Section 2 of the Security Agreement (as defined below). Any prepayment shall be applied first to accrued and unpaid interest and then to the principal portion of each installment in inverse order of maturity.

     If the principal and interest are not paid in full when they become due, the Obligors agree to pay Chips, in addition to such amounts owed pursuant to this note, all costs and expenses of collection, including a reasonable sum for attorneys' fees as fixed by a court of competent jurisdiction.

     The Obligors' obligations under this note are secured by a Loan and Security Agreement of even date herewith between the Obligors and Chips (the "Security Agreement"). Each Obligor is jointly and severally liable hereunder. The obligations of the Obligors under this Note are guaranteed pursuant to a Secured Continuing Guarantee of even date herewith between Chips and Techfarm, Inc.

     This note shall be governed by and construed in accordance with the laws of the State of California. Acceptance of partial or delinquent payment from any Obligor or the failure of the holder of this note to exercise any right hereunder shall not constitute a waiver of any obligation of any Obligor or any right of the holder of this note under this note, and shall not affect in any way the right to require full performance at any time thereafter. Presentment, protest, notice of protest and notice of dishonor are hereby waived by each Obligor.

                                    CHIPS & TECHNOLOGIES JV
                                    CYPRUS LTD.



                                    By: /s/
                                    --------------------------------------------

                                    Title: /s/
                                    --------------------------------------------


                                    SUMMIT SYSTEMS JV


                                    By: /s/
                                    --------------------------------------------

                                    Title: /s/
                                    --------------------------------------------

                    SECURED CONTINUING GUARANTEE

           This Secured Continuing Guarantee (the "Guarantee") is made this 31st day of March, 1994 by and between Techfarm, Inc., a California corporation (the "Guarantor") having its principal place of business located at 404 Tasman Drive, Sunnyvale, CA 94089 and Chips and Technologies, Inc., a Delaware corporation (the "Lender"), having its principal offices located at 2950 Zanker Road, San Jose, CA 95134.

                           R E C I T A L S

           A. The Lender has loaned to Chips & Technologies JV Cyprus Ltd. and to Summit Systems JV (collectively, the "Debtors") the principal amount of $1,615,000.00 (the "Loan") pursuant to a Restated Note dated as of March 31, 1994 (the "Note") and a Restated Loan and Security Agreement of the same date (the "Security Agreement").

           B. The Lender is willing to extend credit to Debtors only if it receives satisfactory assurances for the full and prompt performance and payment by Debtors of all of their obligations to the Lender.

           C. Guarantor agrees that the provision of credit to Debtors will benefit Guarantor. At the request of Debtors, and in order to induce the Lender to extend credit to Debtors, Guarantor is willing to guarantee to the Lender full and prompt performance and payment by Debtors of all of their obligations to the Lender.

           FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

           1.   Continuing Guarantee.

                1.1 Guarantee. The Guarantor hereby unconditionally, absolutely and irrevocably guarantees to the Lender the full and indefeasible payment and performance by each of the Debtors of each of their respective obligations to the Lender, now existing or hereafter arising, including, without limitation, the payment in full when due (whether at stated maturity, by acceleration, or otherwise) of the principal of and interest on the Loan and all other amounts, liabilities and indebtedness (whether for principal, interest, reimbursement, fees, charges, indemnification, or otherwise) now or in the future owed to the Lender by either Debtor under the Note, the Security Agreement, and any renewals, extensions, amendments, or modifications thereof, in each case strictly in accordance with the terms thereof (all of the foregoing, and all other obligations and covenants to be performed by the Guarantor under this Agreement, are collectively referred to herein as the "Obligations").

                1.2 Duration. Guarantor may revoke this Guarantee on written notice to the Lender at any time after the full and indefeasible payment and performance by each of the Debtors of each of their respective Obligations to the Lender under the Note and the Security Agreement (such obligations, the "Note Obligations"), but such revocation will not apply to any Obligations first incurred prior to the effective date of such notice including, without limitation, the Note Obligations, even if such Obligations are subsequently modified or extended. Guarantor acknowledges that fluctuations in the amount of Obligations are expected to occur, but that this Guarantee will not be terminated prior to its expiration or written revocation.

                1.3 Unconditional Nature. Guarantor hereby agrees this Guarantee is unconditional and irrevocable and is effective immediately and will continue to be in full force and effect regardless of whether Guarantor would have had any defense as against the Lender under the law of suretyship or otherwise. Guarantor is bound to the full and prompt performance and payment of all Obligations as if such Obligations were directly owed to the Lender by Guarantor. Guarantor shall remain liable under this Guarantee until the Obligations incurred prior to the expiration or revocation of this Guarantee have been discharged in full.

                1.4 Waiver. Guarantor waives, with full understanding of the significance of such waivers, and with the agreement that such waivers are reasonable and not contrary to public policy:

                     (a)  any requirement that the Lender give the Guarantor any form of notice or demand to which Guarantor might otherwise be entitled in law or equity, including notice of the amount of the Obligations outstanding from time to time, notice of Debtors' financial condition, or notice of default;

                     (b)  any and all defenses available to Guarantor under the statute of limitations, law of suretyship or otherwise including, without limitation, any defense arising out of the absence or loss of any remedy of Guarantor against Debtors, or any other defense or claim relating to the exoneration or discharge of Debtors or any guarantors or sureties; any defense arising out of the modification or extension of any Obligations, whether before or after this Guarantee is revoked or expires, and any rights or defenses arising under Sections 726, 580b and 580d of the California Code of Civil Procedure, or any similar laws in other jurisdictions; and

                     (c)  any rights, by statute or otherwise, which require the

Lender to institute suit against Debtors or otherwise to exhaust the Lender's rights and remedies against Debtors or any security securing any Obligation or pursue any other remedy or enforce any other right before proceeding against Guarantor under this Guarantee.

                1.5 Consents. Without limiting the generality of the waivers set forth in Section 1.4, the Guarantor hereby expressly agrees that any or all of the following actions may be taken without notice to the Guarantor and without affecting the liability of the Guarantor under this Guarantee:

                     (a)  the terms of the Note or the Security Agreement may be amended as provided for therein for the purpose of adding any provisions thereto or changing in any manner the rights or obligations of the Debtors or the Lender thereunder;

                     (b)  the time for the performance of or compliance with any term of the Note or the Security Agreement by the Debtors (or either of them) may be accelerated or extended or such performance or compliance may be waived by the Lender;

                    (c) any collateral security, including, without limitation, the Collateral (as defined in the Security Agreement), for all or any part of the Obligations may be exchanged, surrendered or otherwise dealt with, and the Lender's interest therein may be released and may or may not be perfected, all as the Lender in its sole discretion may determine;

                    (d) the Lender may discharge or release, in whole or in part, the Debtors (or either of them), or any other entity liable for the payment and performance of all or any part of the Obligations;

                     (e)  in addition to the Collateral, the Lender may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive or extend such security and may apply such security and direct the order or manner of sale thereof; and

                     (f) the Lender may exercise, or waive or otherwise refrain from exercising, any right, remedy, power or privilege (including the right to accelerate the maturity of the Loan or any other Obligation) granted to the Lender hereby, by the Note, by the Security Agreement, by any other applicable security document or agreement, or by any applicable law, even if the exercise or waiver of such right, remedy, power or privilege affects or eliminates any right of the Guarantor against the Debtors (or either of them).

                1.6 Form and Amount of Obligations. Guarantor hereby consents and agrees to the extension of credit to Debtors by the Lender, in the Lender's sole discretion, and agrees to be bound by and to comply with all promises, covenants and agreements of Debtors to the Lender. Guarantor understands and agrees that the amount, manner, duration or any other term of the Obligations may be changed, increased, extended, settled, waived or released without notice to or the consent of the Guarantor. Guarantor agrees that any statement of account that would bind Debtors will bind Guarantor.

                1.7 No Diminishment. The Lender shall have the sole right to choose its remedies in enforcing the Obligations, including the taking or releasing of any security, and to determine how and when to apply any payments and credits to the Obligations. No such election by the Lender shall constitute a waiver of the Lender's right to proceed in any other form of action or proceeding or against any other parties unless the Lender has expressly waived such right in writing.

                1.8 Subordination. All indebtedness of Debtors now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Debtors to the Lender.

                1.9  Subrogation.

                     (a) Notwithstanding any other provision of this Guarantee to the contrary, the Guarantor hereby unconditionally and irrevocably waives and relinquishes any and all claims and other rights which the Guarantor may now have or hereafter acquire against the Debtors (or either of them) or any other guarantor that arise from the existence or performance of the Obligations under this Guarantee or any other document, including without limitation, the Note or the Security Agreement (all such claims and rights are referred to as "Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of the Lender against the Debtors (or either of them) or any Collateral which the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Debtors (or either of them), directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. The Guarantor hereby agrees that the Guarantor will not exercise any Conditional Rights which it may acquire under this Guarantee or any other document or by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such Conditional Rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the Guarantor on account of any such Conditional Rights and either (i) such amount is paid to the Guarantor at any time when the Obligations shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to the Guarantor, any payment made by the Debtors (or either of them) to the Lender is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the Guarantor shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Obligations.

                     (b) To the extent that any of the provisions of subparagraph (a) of this Section 1.9 shall not be enforceable, the Guarantor agrees that until such time as the Obligations have been indefeasibly paid and performed in full and the period of time has expired during which any payment made by the Debtors (or either of them) or the Guarantor to the Lender may be determined to be a Preferential Payment, the Conditional Rights, to the extent not validly waived, shall be fully subordinate to the Lender's right to full payment and performance of the Obligations, and the Guarantor shall not enforce any Conditional Rights until such time as the Obligations have been indefeasibly paid and performed in full and the period of time has expired during which any payment made by Debtors (or either of them) or the Guarantor to the Lender may be determined to be a Preferential Payment.

                     (c) For purposes of this Section 1.9, the term "Preferential Payment" shall refer to any payment, voluntary or involuntary (including by way of setoff), by the Debtors (or either of them) or the Guarantor to the Lender in respect of the Obligations, all or any part of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the recipient thereof or paid over to a trustee, receiver or any other entity, whether under the bankruptcy code or otherwise.

                1.10 Debtors' Financial Condition. The Guarantor acknowledges that it has, independently of an without reliance on the Lender, made its own credit analysis of the Debtors and the collateral and performed its own legal review of this Guarantee, the Note, the Security Agreement and all related filings; and the Guarantor is not relying on the Lender with respect to any of the aforesaid items. The Guarantor has established adequate means of obtaining from the Debtors on a continuing basis financial and other information pertaining to the Debtors' financial condition and the value of the Collateral. The Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect the Guarantor's risks hereunder, and the Guarantor further agrees that the Lender shall have no obligation to disclose to the Guarantor information or material with respect to the Debtors or any Collateral. The Guarantor acknowledges that its obligation hereunder will not be affected by (a) the Lender's failure properly to create a lien on the Collateral or any of it, (b) the Lender's failure to create or maintain a priority with respect to the lien on or in the Collateral or any of it, or (c) any act or omission to act on the part of the Lender (whether negligent or otherwise) which adversely affects the value of the Collateral or any of it.

                1.11 Debtors' Bankruptcy. Guarantor shall remain obligated to perform promptly under this Guarantee if any Debtor should at any time become insolvent or make a general assignment for the benefit of its creditors, or a petition of bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced, by, against or in respect of any Debtor, notwithstanding any stay or other prohibition preventing the Lender from proceeding against such Debtor.

                1.12 Expenses. In addition to its guarantee hereunder of the Obligations, the Guarantor hereby agrees to pay all interest accrued thereon during, and all costs and expenses (including, without limitation, attorneys fees) incurred or paid by the Lender in connection with the collection of the Obligations and the enforcement of the rights of the Lender hereunder.

           2.   Representations and Warranties.

                2.1 Organization. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

                2.2 Power and Authority. The execution, delivery and performance by the Guarantor of this Guarantee are within the Guarantor's corporate powers and have been duly authorized by all necessary action; do not contravene the Guarantor's charter documents or any law or any contractual restriction binding on or affecting the Guarantor or by which the Guarantor's property may be affected, do not require any authorization or approval or other action by, or any notice to or filing, registration or recording with, any governmental agency or any other entity.

                2.3 Binding Effect. This Guarantee constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors and by general principles of equity, and without defense, counterclaim or offset.

           3.   Miscellaneous.

                3.1 Governing Laws. The internal laws of the State of California (irrespective of its choice of law principles) shall govern the validity, interpretation and enforcement of this Guarantee. The Guarantor hereby submits to the exclusive and personal jurisdiction of the state and federal courts in Santa Clara County, California.

                3.2 Binding Upon Successors and Assigns. This Guarantee may not be assigned, in whole or in part, without the prior written consent of the Lender. Subject to the foregoing, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto. This Guarantee may be assigned, in whole or in part, by the Lender to any subsequent holder of all or any portion of the Obligations.

                3.3 Severability. If any provision of this Guarantee, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Guarantee and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Guarantee with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

                3.4 Entire Guarantee. This Guarantee constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, written or oral, between the parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                3.5 Counterparts. This Guarantee may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

                3.6 Amendment and Waiver. Any term or provision of this Guarantee may be amended, and the observance of any term of this Guarantee may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Guarantor and the Lender. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

                3.7 No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

                3.8 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Guarantee, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal).

                3.9 Notices. Any notices under this Guarantee shall be in writing and shall be effective only if it is delivered by personal service or mailed by prepaid first class mail, return receipt requested, addressed as set forth on the first page hereof or to any new address given to the other party in accordance with this Section 3.9. Guarantor agrees to inform the Lender promptly of any change of the address to which notice should be sent. Notices to the Lender shall be Attn: Chief Financial Officer, and notices to Guarantor shall be
Attn: Nancy Dusseau. Such communications shall be effective when they are received by the addressee thereof, but if sent by first class mail in the manner set forth above, they shall be effective five (5) days after being deposited in the official mail.

           IT WITNESS WHEREOF, the parties hereto have executed this Guarantee as of the date first hereinabove written.

                               GUARANTOR:

                               TECHFARM, INC.

                               By:

                               Title: President


                               THE LENDER:

                               CHIPS AND TECHNOLOGIES, INC.

                               By:

                               Title: President and CEO

                      RESTATED LOAN AND SECURITY AGREEMENT

     This Restated Loan and Security Agreement (this "Restated Security Agreement") is made as of the 31st day of March, 1994 by and among Techfarm, Inc., a California corporation, having its principal place of business at 404 Tasman, Sunnyvale, California 94089 (hereinafter called "Techfarm"), Chips & Technologies JV Cyprus Ltd., a corporation formed under the laws of Cyprus having its official place of business at P.O. Box 1687, Nicosia, Cyprus (hereinafter "C&T Cyprus"), Summit Systems J.V., an organization originally formed under the laws of the USSR, having its official place of business at 22210, Belarus Minsk District, Smolevishy Region, Minsk-2 Airport, Russia (hereinafter "Summit") and Chips and Technologies, Inc., a Delaware corporation, having its principal place of business at 2950 Zanker, San Jose, California 95134 (hereinafter called the "Secured Party"). C&T Cyprus and Summit are collectively referred to as the "Debtors". Unless otherwise defined, the terms used in this Restated Security Agreement shall have the meanings given them in the California Uniform Commercial Code (the "Code").

                                R E C I T A L S

     WHEREAS, Techfarm purchased from the Secured Party, pursuant to an Asset Purchase Agreement dated as of September 24, 1993 (the "Purchase Agreement"), certain assets and businesses identified in the Purchase Agreement as Purchased Assets (the "Purchased Assets") and Acquired Businesses (the "Acquired Businesses"), respectively, and delivered to Secured Party, as part of the consideration therefor, a promissory note in the principal amount of $1,615,000.00 (the "Note") and a Security Agreement dated as of September 24, 1993 (the "Original Agreement"); and

     WHEREAS, the Secured Party and Techfarm have agreed that Techfarm shall be removed as an obligor on the Note by execution and delivery of a Restated Note of even date herewith (the "Restated Note"), the Debtors shall become co-obligors with respect to its obligations under the Original Agreement as provided in this Restated Security Agreement, and Techfarm shall guarantee the Debtors' obligations under the Restated Note by delivering to Chips a Secured Continuing Guarantee (the "Guarantee").

          On the basis of the foregoing and the mutual promises contained herein, the parties hereto agree as follows:

          Article 1.  Security Interest.

          1.1 Grant of Security Interest by Debtors. In consideration for Secured Party's acceptance of the Note from the Debtors, and to secure the full, prompt and unconditional payment of all amounts due under the Restated Note (including interest thereon accruing from September 24, 1993) and in connection with any extension of credit by the Secured Party in favor of the Debtors pursuant to the Purchase Agreement, including any extensions, amendments or substitutions thereof, or any new advances under the Restated Note or the Purchase Agreement, and the strict performance and observance by the Debtors of all agreements, warranties and covenants of this Agreement (the "Obligations"),
(a) C&T Cyprus hereby pledges, assigns, transfers and grants to the Secured Party, a continuing security interest under the Code in and to all the capital stock or equity interests of Summit (or any successor to Summit formed after the date hereof) now or hereafter owned by C&T Cyprus and (b) Summit hereby pledges, assigns, transfers and grants to the Secured Party, a continuing security interest under the Code in and to all assets of Summit including, without limitation, all inventory, equipment, accounts, fixtures, chattel paper, instruments and general intangibles now owned or hereafter acquired of Summit (collectively, the "Debtors' Collateral"). The parties agree that the date of grant of this security interest shall be deemed to be the date of the Original Agreement, and that the security interest shall have continued in full force and effect from such date.

          1.2 Grant of Security Interest by Techfarm. In consideration for Secured Party's acceptance of the Note from the Debtors, and to secure the full, prompt and unconditional payment of all amounts due under the Guarantee and the strict performance and observance by Techfarm of all of its obligations thereunder, Techfarm hereby pledges, assigns, transfers and grants to the Secured Party, a continuing security interest under the Code in and to all the capital stock or equity interests of C&T Cyprus (or any successor to C&T Cyprus formed after the date hereof) now or hereafter owned by Techfarm (the "Techfarm Collateral" and, together with the Debtors' Collateral, the "Collateral"). The parties agree that the date of grant of this security interest shall be deemed to be the date of the Original Agreement, and that the security interest shall have continued in full force and effect from such date.

          1.3 Further Assurances. Each Debtor and Techfarm shall deliver to the Secured Party all stock certificates evidencing the Collateral, together with stock powers attached thereto endorsed in blank, as such certificates are available. Each Debtor and Techfarm shall deliver to the Secured Party such instruments, agreements, certificates and documents (including Uniform Commercial Code financing statements and other documents or security agreements required under the laws of the jurisdictions in which any Collateral is located) as the Secured Party may reasonably request to perfect, maintain and evidence the liens granted to the Secured Party by Sections 1.1 and 1.2 hereof, subject to no other liens or encumbrances of any kind other than any that may be agreed to by the Secured Party in writing.

          1.4 Guarantee. Techfarm agrees to deliver to Secured Party upon execution of this Agreement by all parties the Guarantee in substantially the form attached hereto as Exhibit A.

          Article 2.  Covenants.

          2.1 Liens. Except for liens in favor of the Secured Party or additional liens permitted by the Secured Party in writing, each Debtor shall not mortgage, pledge or grant a lien upon any of the Debtors' Collateral, and Techfarm shall not mortgage, pledge or grant a lien upon the Techfarm Collateral.

          2.2 Maintenance of Collateral. Each Debtor and Techfarm shall perform all acts that may be reasonably necessary to maintain, preserve, protect and perfect the Collateral, the lien granted to the Secured Party therein and the first priority of such lien; provided, however, nothing herein shall prevent the sale of any Debtors' Collateral in the ordinary course of business other than any equity interest in Summit.

          2.3 Insurance. To the extent any Debtor maintains property or liability insurance with respect to its Collateral, it shall cause the Secured Party to be named as loss payee on any such property insurance policy and as additional insured on any liability policy.

          2.4 Mandatory Prepayment of the Restated Note. Each Debtor hereby agrees that the principal and interest on the Restated Note shall become immediately due and payable to the extent of cash proceeds (net of selling expenses) received by Techfarm or any Debtor in connection with the following:

               (a) The sale or transfer by Techfarm of any of the Purchased Assets or Acquired Businesses if Techfarm shall not immediately following such sale obtain or retain, directly or indirectly, a material equity interest in such purchaser or transferee (a "Transferee");

               (b) The sale or transfer by Techfarm of all or substantially all of its equity interests in C&T Cyprus or a Transferee if immediately following such sale Techfarm does not have, directly or indirectly, a material equity interest in C&T Cyprus or such Transferee, as applicable;

               (c) The sale or transfer by C&T Cyprus of all or substantially all of its equity interests in Summit if immediately following such sale C&T Cyprus does not have, directly or indirectly, a material equity interest in Summit; or

               (d) The sale or transfer by Techfarm, any Debtor or any Transferee of all or substantially all of the Purchased Assets or Acquired Businesses owned by such person, if such party shall not immediately following such sale obtain or retain, directly or indirectly, a material equity interest in such purchaser or transferee;

provided, however, that no prepayment shall become due in connection with (1) any sale of any Purchased Assets in the ordinary course of business, or (2) any sale of immaterial portions of such Purchased Assets or Acquired Businesses.

          2.5 Prepayment in Full of the Restated Note. Each Debtor and Techfarm hereby agrees that the principal and accrued interest on the Restated Note shall become immediately due and payable in full upon the sale or transfer by all of the original holders of capital stock of Techfarm of all or substantially all of their stock of Techfarm unless simultaneously with such sale or transfer one or more of such holders obtains or retains, directly or indirectly, a material equity interest in such purchaser or transferee.

          2.6 Acquisition by C&T Cyprus of 100% Interest in Summit. Techfarm agrees to use its reasonable best efforts to cause C&T Cyprus to acquire as promptly as practicable one hundred percent (100%) of the ownership interests of Summit.

          Article 3.  Default.

          3.1 Events of Default. The term "Event of Default," as used herein, shall mean the occurrence and continuation of any one or more of the following events:

               (a) Any Debtor shall fail to make any payment under the Restated Note or this Restated Security Agreement within ten (10) days after such payment is due in accordance with the terms thereof or hereof; or

               (b) Techfarm shall fail to make any payment under the Guarantee within ten (10) days after such payment is due in accordance with the terms thereof; or

               (c) Techfarm or any Debtor shall fail to satisfy or comply with any of the material terms or conditions of this Agreement to be performed by it and such failure shall continue for thirty (30) days after written notice from the Secured Party to Techfarm or such Debtor, as the case may be, specifying such failure; or

               (d) Any of the representations or warranties set forth in Article 4 hereof shall prove to have been false or misleading in any material respect when made, or shall have been breached and such breach shall continue for thirty
(30) days after written notice from the Secured Party to Techfarm or the relevant Debtor specifying such breach; or

               (e) An "event of default" shall occur under any of the security or other agreements securing the Obligations executed by Techfarm or any of the Debtors; or

               (f) Techfarm or any Debtor shall voluntarily make an assignment for the benefit of creditors or voluntarily commence proceedings under the United States Bankruptcy Code or any other insolvency, receivership, reorganization or debtor's relief law, or have any such proceedings instituted against it that are not stayed or dismissed within ninety (90) days.

          3.2 Rights Upon Default. Upon the occurrence of an Event of Default, the Secured Party shall have the right to immediately demand payment of the Restated Note and the other Obligations, to foreclose the security interest by any available judicial procedure and to demand, sue for, collect or make any compromise or settlement the Secured Party deems suitable in respect of any Collateral, and to pursue any other remedy available to the Secured Party under the Guarantee, under the Code or under other applicable law as enacted in any jurisdiction in which the Collateral may be located.

          3.3 Costs and Attorneys' Fees. Each Debtor and Techfarm agrees to pay all costs and expenses (including reasonable attorneys' fees and expenses) of the Secured Party incidental to the sale of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection or preservation of the rights of the Secured Party hereunder as against any Debtor or Techfarm.

          3.4 Rights of Secured Party; No Waiver. The Secured Party shall have all the rights of a Secured Party under the Code and, in addition, shall have all the rights specified herein. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the

Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

          3.5 Release of Security Interest. Upon payment in full of all Obligations owed by Techfarm and the Debtors to the Secured Party, the security interest in the Collateral granted under this Agreement shall terminate, and the Secured Party agrees promptly to return to the appropriate party all stock certificates evidencing the Collateral and to file any termination statements or other documents evidencing the termination of such security interest.

          Article 4. Representations and Warranties of Techfarm and Each Debtor. Techfarm and each Debtor represents and warrants to the Secured Party as of the date hereof that:

          4.1 Title to Properties. To the best of its knowledge, and conditioned upon the transfer of good title by Secured Party to Techfarm under the Purchase Agreement, Techfarm and each Debtor has valid title to and ownership of all the properties and assets purported to be owned by it, and a valid leasehold interest in all the properties and assets leased by it, free from all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges, except for the perfected security interest granted to the Secured Party hereunder and the other liens as identified in the Purchase Agreement.

          4.2 Priority. To the extent the laws of the United States of America or any state thereof govern the creation, perfection and effects of perfection of the security interests granted hereunder, upon the Secured Party's receipt of the certificates representing any capital stock pledged hereunder and the filing of any applicable UCC financing statements, the security interests granted to the Secured Party under this Agreement constitute a perfected security interest in and lien on all of the Collateral, subject only to those liens identified in the Purchase Agreement.

          4.3 Ownership of C&T Cyprus. Subject to any title defects that arose on or prior to the transfer of the stock of C&T Cyprus to Techfarm, Techfarm owns all but one share of the outstanding capital stock of C&T Cyprus, consisting of 999 shares of Common Stock.

          4.4 Ownership of Summit. C&T Cyprus owns approximately 95% of the ownership interests of Summit.

          Article 5.  Miscellaneous.

          5.1 Entire Contract. This Restated Security Agreement, the Restated Note, the Purchase Agreement and the Guarantee constitute the entire contract between the parties hereto with respect to the subject matter hereof, and shall supersede all prior agreements, including the Original Agreement. This Restated Security Agreement may not be amended, modified or supplemented except by a written agreement signed by each party.

          5.2 Severability. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

          5.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered, transmitted by telegram, telex or telecopy or mailed by registered or certified mail, postage prepaid, return receipt requested, if to any Debtor at the address of Techfarm indicated at the beginning of this Agreement and if to the Secured Party at the address indicated at the beginning of this Agreement, or to such other address as the person to whom notice is given may have previously furnished to the other parties in writing in accordance herewith. Notices given by telegram, telex or telecopy and any notices of change of address shall be effective only upon receipt. All other notices sent by mail shall be effective three (3) days after posting.

          5.4 Counterparts; Enforceability. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.5 Governing Law. It is the intention of the parties hereto that the internal laws of the State of California (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto. The parties hereto acknowledge that certain actions may need to be taken under the laws of jurisdictions other than California in order to carry out the transactions contemplated by this Agreement.

          5.6 Binding Upon Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall be binding upon, and inure to the benefit of, the permitted successors and assigns of the parties hereto.

          5.7 Change of Address. Techfarm and each Debtor agree to notify the Secured Party of any change of address of such person's principal place of business.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Techfarm:                         Secured Party:

TECHFARM, INC.                    CHIPS AND TECHNOLOGIES, INC.

By:  /s/                          By: /s/
- -----------------------------     --------------------------------

Title: /s/                        Title: /s/
- -----------------------------     --------------------------------



CHIPS & TECHNOLOGIES JV CYPRUS    SUMMIT SYSTEMS JV

LTD.

By: /s/                           By: /s/
- -----------------------------     --------------------------------

Title: /s/                        Title: /s/
- -----------------------------     --------------------------------